                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


            BHA Group Holdings, Inc.
---------------------------------------------------
(Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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                                        1

[ ]  Fee paid previously with preliminary materials

     ---------------------------------------------------------------------------

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

     ---------------------------------------------------------------------------

A. E-MAIL MESSAGE TO ALL EMPLOYEES DATED JUNE 1, 2004

Dear employees,

I am pleased to tell all of you that, as of today, we have signed an agreement to join GE Energy. The deal, which is subject to customary closing conditions, is expected to close by the end of the summer. We have issued a joint press release, which will be intended for national media.

Certainly your most immediate question is, "How does this affect us, the employees of BHA?" It is my firm belief that this will be positive for BHA as GE has a lot of experience in growing acquired businesses. BHA provides a significant growth opportunity for GE Energy by adding post combustion control capabilities to GE Energy's existing combustion and monitoring solutions. We expect this technology will provide a more comprehensive portfolio of air quality control solutions for the global customer base of both companies. BHA will serve to broaden GE Energy's platform in the environmental services area. Joining the GE family will also enable BHA to accelerate growth in the membrane portion of our business.

BHA and GE Energy have each been driven by customer-focused, technology driven growth strategies. GE Energy anticipates positive synergies with BHA due to their similar growth strategies, and does plan to retain the Kansas City location as the headquarters for the Environmental Services business.

We hope to close this transaction as soon as possible. However, we do realize that some of you will be asking yourselves a lot of questions and anticipating how these businesses will align. In the meantime, we must remember that it's "business as usual." We all need to continue to treat GE Energy as a separate, independent business. Once the transaction is closed, we will work quickly to take advantage of the opportunities shared by the two businesses.

We are extremely excited about this new development and we recognize the benefits and opportunities it offers to our employees, as well as our customers. As we move forward in this process, we will continue to keep you posted on our progress.

We will review these details live for all BHA employees via conference call and WebEx on Wednesday, June 2 from our Kansas City office at 11:00 a.m. Central Time. Key leaders from GE Energy will be on-site to share in this meeting as well. Conference call lines and WebEx links and passwords will be made available later today.

To learn more about GE and its Environmental Services, click on the following
links: www.ge.com   www.gepower.com/airquality
       ----------   --------------------------

Sincerely,


James E. Lund
President and Chief Executive Officer

Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

B. DISCUSSION POINTS WERE CIRCULATED TO CERTAIN EMPLOYEES OF BHA GROUP HOLDINGS INC. ON JUNE 1, 2004. THE DISCUSSION POINTS INCLUDED THE FOLLOWING, EACH OF WHICH ARE INCLUDED HEREIN.

     o    TALKING POINTS FOR SELECT BHA MANAGERS

     o    FAQS - FOR MANAGERS OF BHA EMPLOYEES ABOUT GE ENERGY

     o    BHA EMPLOYEE Q&A

     o    DOS AND DON'TS - BHA

     o    CUSTOMER COMMUNICATIONS Q&AS - BHA

     o    CUSTOMER TALKING POINTS


TALKING POINTS FOR SELECT BHA MANAGERS

TERMS OF THE ACQUISITION:

o Subject to satisfaction of customary closing conditions, GE Energy will acquire BHA in an all cash transaction for $38 per share or approximately $260 million. Upon consummation of the transaction, BHA will become a wholly owned subsidiary of GE Energy.

o The acquisition of BHA will add post combustion control capabilities to GE Energy's existing combustion control and monitoring solutions, producing a more comprehensive portfolio of air quality control solutions for its global customer base.

o GE Energy constantly looks at ways to better serve and support its customers through improved product and service offerings. Joining the GE family will also enable BHA to accelerate growth in the membrane portion of our business.

o The acquisition has customary closing conditions. We expect the deal to close by the end of summer 2004.

HOW WILL THIS AFFECT EMPLOYMENT AT BHA:

o Both companies recognize that their talented employees are their most valuable assets.

o There are not any plans at this time to alter the current direction of business operations. It is much too early to speculate on detailed functional changes.

o    GE Energy plans to have the Environmental Services headquarters in Kansas
     City.

BHA PRODUCT LINES:

o GE is preparing an Integration Plan to combine these product lines with its current businesses, including air pollution control and ePTFE membrane technologies.

o GE Energy will operate these business units under the name GE Energy, with specific product recognition for BHA.

BHA PERSONNEL BENEFITS AND CULTURE:

o We believe both companies cultures are complementary. GE clearly recognizes there are a number of cultural characteristics that contribute to the overall value of the company. The integration process will commence at the close of the transaction, during which employees will begin to learn about and work within the GE culture.

o GE has a very comprehensive benefits plan. However, it is too early in the process to have these details defined. As we move closer to the close, there will be more definitive employee benefits discussions and updates from GE Energy's HR team.

o GE is committed to offering its employees world-class training in management, leadership, quality, and functional areas. GE has outstanding educational facilities and programs.

o GE Energy is committed to making sure each of our employees has clear goals and objectives, annual performance feedback and rewards and recognition programs that differentiate outstanding performance.


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

FAQS - FOR MANAGERS OF BHA EMPLOYEES ABOUT GE ENERGY


Q.   WHY IS GE ENERGY INTERESTED IN BHA?
A. The acquisition of BHA will add post combustion particulate matter control capabilities to GE Energy's existing combustion control and monitoring solutions, producing a more comprehensive portfolio of air quality control solutions for its global customer base. GE Energy constantly looks at ways to better serve and support its customers through improved product and service offerings. Joining the GE family will also enable BHA to accelerate growth in the membrane portion of the business.

Q.   HOW LARGE IS GE?
A. GE revenue last year was over $134 billion. Of its 315,000 employees, more than half are outside the U.S. in over 100 countries.

Q.   HOW LARGE IS GE ENERGY?
A. GE Energy is one of GE's major businesses with over $18.5 billion in revenue and 30,000 employees.

Q.   WHAT PRODUCT OFFERINGS DOES GE ENERGY HAVE?
A. GE Energy (http://www.gepower.com) is one of the world's leading suppliers of power generation technology, energy services and management systems. The business has the largest installed base of power generation equipment in the global energy industry. GE Energy provides equipment, service and management solutions across the power generation, oil and gas, distributed power and energy rental industries.

Q.   WHO ARE THE GE ENERGY LEADERS AND HOW IS THE COMPANY STRUCTURED?
A. John Rice is GE Energy President and CEO. He reports directly to Jeff Immelt, GE's Chairman. The GE Energy organization is structured into product P&L centers and regional sales and service distribution operations, global operating functions and staff functions. Ricardo Artigas is President and CEO of Energy Services, which is a $7 billion business of GE Energy.

Q:   HOW IS THE GE ENERGY SALES ORGANIZATION STRUCTURED?
A: GE Energy Sales organization has full-line representatives supported by dedicated product specialists and a network of independent manufacturers representatives.

Q.   WHAT ARE GE ENERGY VALUES?
A. GE is committed to Integrity, Governance, Social Performance, Quality and Innovation.

Q.   WHERE ARE GE ENERGY HEADQUARTERS?
A.   The Global headquarters are located in Atlanta, GA.

Q:   WHAT IS SIX SIGMA?
A: From manufacturing to customer transactions, GE's "Six Sigma" quality initiative applies a statistical methodology to achieve the highest level of quality in everything we do. Its rigorous process and unparalleled objectives ultimately benefit customers with better products.

Q.   HOW WILL GE'S SIX SIGMA AND BHA'S LEAN MANUFACTURING IMPACT EACH OTHER?
A.   These two quality processes are complementary and will align well together.

Q.   WHAT IS GE I&FS?
A. Installation and Field Services, led by General Manager, Paul Wood provides service fulfillment excellence for Energy Services and its customers, with $2 billion in sales and 1,800 employees. Project work ranges from minor outage maintenance on steam turbines, to technical direction of new gas turbines, to project management of engineered upgrades.

Q.   WHAT IS GE ENVIRONMENTAL SERVICES?
A. Environmental Services is a growth platform for our business and resides within the I&FS business. GE Energy's environmental services business is on track to achieve more than 50% organic growth in 2004 and is well positioned to achieve double-digit growth over the next three years. This growth is largely attributable to an increased focus on offerings designed to improve air quality while optimizing total plant performance.


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

BHA EMPLOYEE Q&A


Q.   WHAT ARE THE TERMS OF THE TRANSACTION?
A. Subject to satisfaction of customary closing conditions, GE Energy will acquire BHA in an all cash transaction for $38 per share or approximately $260 million. Upon consummation of the transaction, BHA will become a wholly owned subsidiary of GE.

Q.   WHEN WILL THE DEAL CLOSE?
A.   We expect the deal to close by the end of summer 2004.

Q.   HOW WILL THIS AFFECT EMPLOYMENT AT BHA?
A. Both companies recognize that their talented employees are their most valuable assets. There are not any current plans for any general closings. It is much too early to speculate on detailed functional changes.

Q.   WILL MY JOB MOVE TO ANOTHER LOCATION OR COUNTRY?
A. There are not any plans at this time to alter the current direction of business operations. It is much too early to speculate on detailed functional changes.

Q.   WHAT FACILITIES WILL REMAIN OPEN?
A. There are not any plans at this time to alter the current direction of business operations. It is much too early to speculate on detailed functional changes. BHA provides an offering of products and services not currently manufactured by GE.

Q. WHAT WILL THE NAME OF THE NEW BUSINESS BE?...WILL THIS BUSINESSES BE RENAMED GE?
A. GE Energy will operate this business unit under the name GE Energy, with specific product recognition for BHA.

Q.   WHAT HURDLES NEED TO BE OVERCOME BEFORE THE DEAL IS CLOSED?
A.   The acquisition has customary closing conditions.

Q.   WHAT ARE GE'S PLANS FOR THE BHA PRODUCT LINES?
A. GE is preparing an Integration Plan to combine these product lines with its current businesses, including air pollution control and ePTFE membrane technologies.

Q.   WILL I BE A GE ENERGY EMPLOYEE?
A. GE Energy will operate this business unit under the name GE Energy. There are not any plans at this time to alter the current direction of business operations. It is much too early to speculate on detailed functional changes.

Q.   WILL THE CULTURE CHANGE?
A. We believe that both companies cultures are complementary. GE clearly recognizes that there are a number of cultural characteristics that contribute to the overall value of the company. The integration process will commence at the close of the transaction, during which employees will begin to learn about and work within the GE culture.

Q.   WHAT BENEFITS CHANGES CAN I EXPECT?
A. As we move closer to the closing, there will be more definitive employee benefits discussions and updates from GE Energy's HR team.

Q:   WHAT TYPES OF TRAINING OPPORTUNITIES DOES GE OFFER?
A: GE is committed to offering its employees world-class training in management, leadership, quality, and functional areas. GE has outstanding educational facilities and programs.

Q:   HOW DOES GE APPRAISE ITS EMPLOYEES?
A: GE Energy is committed to making sure each of our employees has clear goals and objectives, annual performance feedback and rewards and recognition programs that differentiate outstanding performance.


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

DOS & DON'TS - BHA

All BHA Employees:

As we move forward in our efforts to complete this transaction with GE, we need your help. Each of us has a responsibility to support this acquisition in our dealings with our customers, our soon-to-be co-workers and each other.

As the deal has not yet closed, we need to remember that BHA is a separate company until the deal closes, and we must exercise caution in what we say to customers. Discretion is of paramount importance. Please consider the following guidelines.

Regarding contact with GE Energy employees:

     o DO minimize contact with GE Energy employees and adopt a "business as usual" approach.

     o    DON'T offer personal views on BHA plans or strategies.

Just as important in this interim period is how our customers view our companies and this transaction. To that end:

     o    DO represent yourself and BHA in a positive and professional manner.

     o DO rely on the contents of the formal communication material available.

     o    DON'T offer unnecessary information.

     o DON'T speculate on any aspect of the transaction...especially related to jobs, product plans or other post-acquisition plans.

Thanks for your support and cooperation. Your role is extremely important in successfully completing this acquisition. If you need more information or have additional questions, please contact Scott Blair.

Regards,



Jim Thome


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

CUSTOMER COMMUNICATIONS Q&AS - BHA

CUSTOMER Q&A:

     1.   Why is GE interested in BHA?

     2.   What is GE Energy's current involvement in environmental services?

     3. When will the deal be complete?...What legal or regulatory hurdles need to be overcome before the deal is closed?

     4. What will the name of the new business be?...Will BHA's business be renamed GE?

     5.   Are BHA's emission control service and product lines going away?

     6. How will this action affect pricing and service that customers receive?

     7.   Will customers continue to have the same sales point of contact?

     8.   What is the future for BHA's Industrial markets?

     1.   WHY IS THE COMBINATION OF BHA AND GE ENERGY GOOD?
          With the acquisition of BHA, GE Energy will be able to provide customers with post-combustion particulate matter control capabilities, complementing GE's current combustion control and monitoring solutions. This will create a more complete solution for both of our customers and fits well with our goals around improving overall plant performance while addressing emission control requirements. BHA brings new capabilities to GE with its selling and service model that extend beyond GE Energy's focus to other industrial applications that require ever increasing emission control requirements. Adding BHA's ePTFE membrane technology to the GE portfolio, will provide an opportunity to add multiple applications for this technology across GE's businesses.

     2. WHAT IS GE ENERGY'S CURRENT INVOLVEMENT IN ENVIRONMENTAL SERVICES? GE Energy presently offers a variety of technologies for the environmental services industry, including combustion control, monitoring and performance improvement solutions. GE also offer programs designed to both assess a power producer's current plant operations and provide recommendations for solutions that will maximize performance while helping achieve regulatory requirements.

     3. WHEN WILL THE DEAL BE COMPLETE? ...WHAT LEGAL OR REGULATORY HURDLES NEED TO BE OVERCOME BEFORE THE DEAL IS CLOSED?
          This transaction is subject to customary closing conditions including regulatory approvals. Although this is an announcement of definitive agreement only at this time, the transaction will close once the closing conditions are satisfied. The acquisition is expected to close in late summer.

     4. WHAT WILL THE NAME OF THE NEW BUSINESS BE?...WILL BHA'S BUSINESS BE RENAMED GE?
          The BHA air pollution control business will become part of GE Energy, and will continue to leverage the historical value of the BHA brand at a product level. The BHA ePTFE membrane business will also leverage the historical value of its brand and continue to provide quality ePTFE membrane products in an array of industrial and consumer applications.

     5.   ARE BHA'S EMISSION CONTROL SERVICE AND PRODUCT LINES GOING AWAY?
          GE and BHA's offerings are very complementary, with no overlap, and we do not see the need to reduce any product lines on that basis.

     6.   HOW WILL THIS ACTION AFFECT PRICING AND SERVICE THAT CUSTOMERS
          RECEIVE?
          We cannot comment on pricing at this time. We anticipate an increased ability to serve all of our customers with our newly expanded portfolio of services after the acquisition is finalized.

     7. WILL CUSTOMERS CONTINUE TO HAVE THE SAME SALES POINT OF CONTACT? Any changes in sales or service support contacts will certainly be communicated in advance.

     8. GE CONCENTRATES ON THE ENERGY INDUSTRY. WHAT IS THE FUTURE OF OUR INDUSTRIAL MARKETS?
          This is one of the inherent values that BHA brings to GE. The Selling and Service model that BHA has will allow for a growth channel for GE in these industries.


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

CUSTOMER TALKING POINTS

o In today's industrial environment, customers strive to meet emission goals without negatively impacting performance. As regulations and operating parameters tighten, a key differentiator for emission control technologies will be the ability to enhance the plant's overall performance. The integration of GE Energy's and BHA's technologies improves GE's ability to deliver these value-added solutions to the Energy industry as well as to other industrial applications.

o BHA's ePTFE membrane products provide a high level of performance for many different industrial and consumer applications that can be brought to market on a global basis through the GE portfolio of businesses. GE's research and development expertise broadens the opportunities for new ePTFE membrane products.

o GE Energy is a world leader in power generation services and equipment with a proven track record of delivering performance based emission monitoring and combustion control solutions.

o BHA's approach of driving improved performance through new technology investment and strong customer involvement is very synergistic. The combined efforts of BHA's and GE's development processes will bring a more complete solution to the customer base of both companies.

o Aligning BHA's post combustion particulate matter control technologies with GE's capabilities in combustion control and monitoring applications will allow us to further advance air pollution control technology and provide customers a broader range of energy solutions for the 21st century.


KEY MESSAGES

o The Acquisition will advance GE Energy's strategy of delivering the latest in emissions control while improving total plant performance.

o Aligning BHA's post combustion particulate matter with GE Energy's existing combustion control and monitoring capabilities provides a more complete solution for the global customer base of both companies.


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

C.   E-MAIL MESSAGE TO SELECTED CUSTOMERS DATED JUNE 1, 2004

Dear BHA Customer:

Attached is an important news release concerning the acquisition of BHA Group Holdings, Inc. by GE Energy.

We believe this is an exciting time for our company and our customers because of the increased technical and support capabilities we can provide as part of GE Energy.

You can also access this press release from our website:
http://www.bha.com/corporate.asp?page=corporate_news.asp
--------------------------------------------------------

We appreciate your business over the years and look forward to providing you an even higher level of service in the future.

Regards,

BHA Group


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

D.   E-MAIL MESSAGE TO SELECTED CUSTOMERS DATED JUNE 1, 2004

Dear SF Air Customer:

Attached is an important news release concerning the acquisition of BHA Group Holdings, Inc. by GE Energy.

We believe this is an exciting time for our company and our customers because of the increased technical and support capabilities we can provide as part of GE Energy.

You can also access this press release from our website:
http://www.bha.com/corporate.asp?page=corporate_news.asp
--------------------------------------------------------

We appreciate your business over the years and look forward to providing you an even higher level of service in the future.

Regards,

SF Air Filtration


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

E.   E-MAIL MESSAGE TO SELECTED VENDORS DATED JUNE 1, 2004

To our valued suppliers and business partners:

Attached is an important news release concerning the acquisition of BHA Group Holdings, Inc. by GE Energy.

We believe this is an exciting time for our company because of the increased technical and support capabilities we will be able to provide our customers as part of GE Energy.

Per the news release, the acquisition is expected to close in late summer 2004. Until then, we will continue to conduct business as we do today. We will keep you updated throughout this process.


Regards,

BHA Group


Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement will be filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.